UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

Commission File Number of Issuing Entity: 333-185503-01

Central Index Key Number of Issuing Entity: 0001562914

AMERICAN EXPRESS

ISSUANCE TRUST II

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number

of Depositor/Registrant: 333-185503

Central Index Key Number

of Depositor/Registrant: 0001562918

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 225-0135

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of the Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number

of Sponsor: 0001135317

AMERICAN EXPRESS

TRAVEL RELATED

SERVICES COMPANY, INC.

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events
SIGNATURES	24

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

The following information relates to the charge card receivables owned by American Express Issuance Trust II and the related charge card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this report.

The Trust Portfolio

General

The primary assets of the issuance trust are receivables generated from time to time in a portfolio, referred to as the Trust Portfolio, consisting of two groups of designated accounts owned by AENB (referred to herein as the “account owner”): (i) charge accounts issued to consumers in the United States and (ii) charge accounts issued to small businesses in the United States. We refer to these groups herein as the Consumer Segment and the Small Business Segment, respectively, and we refer to each individually as a “Segment” and collectively as the “Segments.” In the future, additional charge card accounts or products may, subject to certain conditions, be included in the Trust Portfolio. The receivables consist of finance charge receivables, which are Discount Option Receivables, and principal receivables, which are all other receivables.

As of May 31, 2019, 86.95% of the receivables in the Trust Portfolio arose in accounts in the Consumer Segment and 13.05% of the receivables in the Trust Portfolio arose in accounts in the Small Business Segment. There is, however, no limitation on the percentage of the Trust Portfolio comprised by either Segment and, as a result, the composition of the Trust Portfolio, including with respect to the information presented below, can and will change over time.

The initial accounts in the Trust Portfolio were selected from the Total Portfolio based upon the eligibility criteria specified in the receivables purchase agreements and the transfer agreement applied with respect to the accounts as of their selection date. Subject only to these criteria and any applicable regulatory guidelines, the account owner has the discretion to select the accounts in the Total Portfolio for addition to the issuance trust. The account owner has in the past considered product type, and may in the future consider factors such as product type and tenure of an account in determining the accounts to be added to the Trust Portfolio. Additional Accounts will consist of Eligible Accounts from the Total Portfolio which may or may not currently be in existence and which may have been originated using different credit criteria from those used in originating the accounts already included in the Trust Portfolio. Consequently, yield, loss, delinquency and payment rate experience with respect to the initial accounts and the Additional Accounts may be different from the historical experience of the Trust Portfolio or either Segment thereof set forth below.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Trust Portfolio and each Segment thereof for each of the periods shown. The loss and delinquency rates at any time reflect, among other factors, the quality of the Trust Portfolio and each Segment thereof, the average seasoning of the accounts, the success of the account owner’s collection efforts and general economic conditions.

The following tables set forth the loss experience for the Trust Portfolio and each Segment thereof for each indicated period. In general, the loss experience for the receivables arising in accounts in the Small Business Segment has been higher than the loss experience for the receivables arising in accounts in the Consumer Segment. The receivables in an account generally will be charged off no later than the date on which such account becomes six contractual payments past due (i.e., approximately 180 days delinquent), and the following tables report charge-offs in accordance with such charge-off policy. Total gross charge-offs include charge-offs of principal receivables only, and do not include any charge-offs of finance charge receivables or the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. If finance charge receivables that have been charged-off were included in total gross charge-offs, total gross charge-offs would be higher as an absolute number and as a percentage of the average principal receivables outstanding during the periods indicated. Recoveries are collections received in respect of charged-off accounts in the Trust Portfolio and each Segment thereof during the period indicated in the following tables. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in the Trust Portfolio or either Segment thereof in the future will be similar to the historical experience set forth below.

Loss Experience of the Trust Portfolio

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$7,398,891		$7,617,593	$7,737,976	$5,817,104	$5,964,931	$6,246,678
Total Gross Charge-Offs	$40,792		$102,950	$95,584	$73,358	$90,449	$101,375
Total Recoveries	15,093		35,429	32,719	38,480	42,326	41,545

Total Net Charge-Offs	$25,700		$67,521	$62,864	$34,879	$48,123	$59,830
Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	1.32	%(1)	1.35%	1.24%	1.26%	1.52%	1.62%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	0.49	(1)	0.47	0.42	0.66	0.71	0.67

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.83	%(1)	0.89%	0.81%	0.60%	0.81%	0.96%

Number of Accounts Experiencing a Loss(2)	15,732		38,020	37,000	28,339	32,856	36,937
Number of Accounts Experiencing a Recovery(3)	25,582		59,485	55,841	62,506	69,478	69,225
Average Net Loss per Account Experiencing a Loss(4)	$1.63		$1.78	$1.70	$1.23	$1.46	$1.62

(1)	This percentage is an annualized figure.
(2)

Calculated by totaling the number of accounts experiencing a loss in each of the months during the indicated period. Therefore, an account that has experienced a loss in multiple months during the indicated period will be counted more than once.

(3)

Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(4)	Calculated as Net Charge-Offs divided by Number of Accounts Experiencing a Loss.

Loss Experience of the Consumer Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$6,422,231		$6,606,157	$6,688,015	$4,733,070	$4,811,967	$5,048,786
Total Gross Charge-Offs	$34,482		$86,517	$79,031	$53,089	$67,090	$77,215
Total Recoveries	12,755		28,477	24,724	28,531	30,910	30,923

Total Net Charge-Offs	$21,727		$58,040	$54,306	$24,558	$36,179	$46,292
Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	1.29	%(1)	1.31%	1.18%	1.12%	1.39%	1.53%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	0.48	(1)	0.43	0.37	0.60	0.64	0.61

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.81	%(1)	0.88%	0.81%	0.52%	0.75%	0.92%

Number of accounts Experiencing a Loss(2)	15,037		36,251	35,119	26,071	29,986	33,624
Number of accounts Experiencing a Recovery(3)	23,779		54,834	49,985	54,952	60,835	60,438
Average Net Loss per Account Experiencing a Loss(4)	$1.44		$1.60	$1.55	$0.94	$1.21	$1.38

(1)	This percentage is an annualized figure.
(2)

Calculated by totaling the number of accounts experiencing a loss in each of the months during the indicated period. Therefore, an account that has experienced a loss in multiple months during the indicated period will be counted more than once.

(3)

Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(4)	Calculated as Net Charge Offs is divided by Number of Accounts Experiencing a Loss.

Loss Experience of the Small Business Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$976,660		$1,011,435	$1,049,961	$1,084,034	$1,152,964	$1,197,892
Total Gross Charge-Offs	$6,310		$16,433	$16,553	$20,270	$23,359	$24,161
Total Recoveries	2,337		6,952	7,995	9,948	11,416	10,623

Total Net Charge-Offs	$3,973		$9,481	$8,558	$10,321	$11,944	$13,538
Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	1.55	%(1)	1.62%	1.58%	1.87%	2.03%	2.02%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	0.57	(1)	0.69	0.76	0.92	0.99	0.89

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.98	%(1)	0.94%	0.82%	0.95%	1.04%	1.13%

Number of accounts Experiencing a Loss(2)	695		1,769	1,881	2,268	2,870	3,313
Number of accounts Experiencing a Recovery(3)	1,803		4,651	5,856	7,554	8,643	8,787
Average Net Loss per Account Experiencing a Loss(4)	$5.72		$5.36	$4.55	$4.55	$4.16	$4.09

(1)	This percentage is an annualized figure.
(2)

Calculated by totaling the number of accounts experiencing a loss in each of the months during the indicated period. Therefore, an account that has experienced a loss in multiple months during the indicated period will be counted more than once.

(3)

Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(4)	Calculated as Net Charge Offs is divided by Number of Accounts Experiencing a Loss.

The following tables set forth the delinquency experience for the Trust Portfolio and each Segment thereof for each indicated period. With respect to the “Average Receivables Delinquent as a Percentage of the Trust Portfolio,” “Average Receivables Delinquent as a Percentage of the Consumer Segment” and “Average Receivables Delinquent as a Percentage of the Small Business Segment” tables below, the average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. With respect to the “Average Number of Accounts Delinquent as a Percentage of the Trust Portfolio,” “Average Number of Accounts Delinquent as a Percentage of the Consumer Segment” and “Average Number of Accounts Delinquent as a Percentage of the Small Business Segment” tables below, the average number of delinquent accounts is the average of the month-end delinquent accounts, while the average number of outstanding accounts is the average of month-end accounts, each for the applicable period. We cannot provide any assurance that the delinquency experience for the receivables in the Trust Portfolio or either Segment thereof in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the Trust Portfolio

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding
Average Receivables Outstanding	$7,627,723	100.00%	$7,853,188	100.00%	$7,977,295	100.00%	$5,997,015	100.00%	$6,149,414	100.00%	$6,439,874	100.00%
Average Receivables Delinquent:
31 to 60 Days	$22,853	0.30%	$23,182	0.30%	$25,830	0.32%	$17,780	0.30%	$23,410	0.38%	$30,216	0.47%
61 to 90 Days	11,030	0.14	12,103	0.15	13,206	0.17	8,319	0.14	10,826	0.18	12,312	0.19
91 to 120 Days	8,171	0.11	9,363	0.12	9,889	0.12	6,409	0.11	8,249	0.13	9,697	0.15
121 to 150 Days	6,887	0.09	7,877	0.10	7,835	0.10	4,974	0.08	5,911	0.10	8,416	0.13
151 to 180 Days	6,469	0.08	7,305	0.09	6,657	0.08	4,454	0.07	5,216	0.08	7,467	0.12
181 or more Days	43	*	30	*	39	*	16	*	55	*	27	*

Total	$55,453	0.73%	$59,859	0.76%	$63,456	0.80%	$41,952	0.70%	$53,668	0.87%	$68,135	1.06%

*	Indicates a number that is greater than zero but less than 0.005%.

Average Receivables Delinquent as a Percentage of the Consumer Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding
Average Receivables Outstanding	$6,620,857	100.00%	$6,810,472	100.00%	$6,894,861	100.00%	$4,879,453	100.00%	$4,960,791	100.00%	$5,204,934	100.00%
Average Receivables Delinquent:
31 to 60 Days	$18,816	0.28%	$19,137	0.28%	$21,561	0.31%	$13,445	0.28%	$18,099	0.36%	$23,980	0.46%
61 to 90 Days	9,334	0.14	9,796	0.14	10,916	0.16	6,003	0.12	7,892	0.16	9,300	0.18
91 to 120 Days	6,874	0.10	7,739	0.11	8,070	0.12	4,596	0.09	5,884	0.12	7,156	0.14
121 to 150 Days	5,857	0.09	6,629	0.10	6,407	0.09	3,534	0.07	4,279	0.09	6,200	0.12
151 to 180 Days	5,399	0.08	6,140	0.09	5,458	0.08	3,120	0.06	3,817	0.08	5,594	0.11
181 Days or More	43	*	25	*	39	*	15	*	47	*	19	*

Total	$46,323	0.70%	$49,466	0.73%	$52,452	0.76%	$30,713	0.63%	$40,018	0.81%	$52,249	1.00%

*	Indicates a number that is greater than zero but less than 0.005%.

Average Receivables Delinquent as a Percentage of the Small Business Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding
Average Receivables Outstanding	$1,006,866	100.00%	$1,042,717	100.00%	$1,082,434	100.00%	$1,117,561	100.00%	$1,188,623	100.00%	$1,234,940	100.00%
Average Receivables Delinquent:
31 to 60 Days	$4,037	0.40%	$4,045	0.39%	$4,268	0.39%	$4,335	0.39%	$5,311	0.45%	$6,237	0.51%
61 to 90 Days	1,696	0.17	2,307	0.22	2,289	0.21	2,316	0.21	2,934	0.25	3,012	0.24
91 to 120 Days	1,298	0.13	1,624	0.16	1,819	0.17	1,813	0.16	2,366	0.20	2,541	0.21
121 to 150 Days	1,029	0.10	1,248	0.12	1,428	0.13	1,440	0.13	1,632	0.14	2,216	0.18
151 to 180 Days	1,070	0.11	1,165	0.11	1,199	0.11	1,334	0.12	1,399	0.12	1,872	0.15
181 Days or More	0	0.00	5	*	0	*	1	*	8	*	8	*

Total	$9,130	0.91%	$10,393	1.00%	$11,004	1.02%	$11,239	1.01%	$13,649	1.15%	$15,886	1.29%

*	Indicates a number that is greater than zero but less than 0.005%.

Average Number of Accounts Delinquent as a Percentage of the Trust Portfolio

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts
Average Number of Accounts Outstanding	3,970,968	100.00%	4,092,714	100.00%	4,725,912	100.00%	4,435,210	100.00%	4,557,913	100.00%	4,597,525	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	7,273	0.18%	8,016	0.20%	8,951	0.19%	6,472	0.15%	8,257	0.18%	10,805	0.24%
61 to 90 Days	3,346	0.08	3,667	0.09	4,102	0.09	2,703	0.06	3,325	0.07	4,113	0.09
91 to 120 Days	2,405	0.06	2,668	0.07	2,805	0.06	1,866	0.04	2,191	0.05	2,747	0.06
121 to 150 Days	1,972	0.05	2,148	0.05	2,167	0.05	1,366	0.03	1,564	0.03	2,246	0.05
151 to 180 Days	1,754	0.04	1,903	0.05	1,780	0.04	1,136	0.03	1,291	0.03	1,919	0.04
181 or More Days	7	*	5	*	3	*	4	*	7	*	6	*

Total	16,757	0.42%	18,407	0.45%	19,808	0.42%	13,547	0.31%	16,636	0.36%	21,836	0.47%

*	Indicates a number that is greater than zero but less than 0.005%.

Average Number of Accounts Delinquent as a Percentage of the Consumer Segment

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts
Average Number of Accounts Outstanding	3,780,166	100.00%	3,880,729	100.00%	4,454,339	100.00%	4,098,226	100.00%	4,170,668	100.00%	4,207,938	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	6,640	0.18%	7,370	0.19%	8,260	0.19%	5,674	0.14%	7,265	0.17%	9,593	0.23%
61 to 90 Days	3,151	0.08	3,444	0.09	3,865	0.09	2,407	0.06	2,968	0.07	3,670	0.09
91 to 120 Days	2,280	0.06	2,528	0.07	2,649	0.06	1,680	0.04	1,962	0.05	2,458	0.06
121 to 150 Days	1,882	0.05	2,039	0.05	2,045	0.05	1,230	0.03	1,399	0.03	2,012	0.05
151 to 180 Days	1,679	0.04	1,809	0.05	1,678	0.04	1,023	0.02	1,154	0.03	1,718	0.04
181 Days or More	7	*	5	*	3	*	3	*	6	*	6	*

Total	15,638	0.41%	17,195	0.44%	18,500	0.42%	12,018	0.29%	14,754	0.35%	19,456	0.46%

*	Indicates a number that is greater than zero but less than 0.005%.

Average Number of Accounts Delinquent as a Percentage of the Small Business Segment

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018		2017		2016		2015		2014
	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts
Average Number of Accounts Outstanding	190,802	100.00%	211,985	100.00%	271,573	100.00%	336,984	100.00%	387,245	100.00%	389,587	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	634	0.33%	646	0.30%	691	0.25%	798	0.24%	992	0.26%	1,212	0.31%
61 to 90 Days	195	0.10	223	0.11	237	0.09	296	0.09	357	0.09	444	0.11
91 to 120 Days	125	0.07	140	0.07	156	0.06	186	0.06	229	0.06	290	0.07
121 to 150 Days	90	0.05	110	0.05	123	0.05	136	0.04	165	0.04	234	0.06
151 to 180 Days	75	0.04	94	0.04	102	0.04	113	0.03	137	0.04	201	0.05
181 Days or More	0	0.00	0	*	0	*	0	*	1	*	1	*

Total	1,118	0.59%	1,212	0.57%	1,308	0.48%	1,529	0.45%	1,882	0.49%	2,380	0.61%

*	Indicates a number that is greater than zero but less than 0.005%.

Revenue Experience

Receivables generated under the accounts in the Trust Portfolio, consisting of amounts charged by accountholders for merchandise and services, annual membership fees and certain other administrative fees billed to accountholders on the accounts, generally are not subject to monthly finance charge assessments. As a result, in order to provide yield to the issuance trust with respect to those receivables, pursuant to the transfer agreement, on any Date of Processing, the receivables existing and arising in all or a specified portion of the accounts in the Trust Portfolio equal to the product of the Discount Option Percentage and the receivables for that Date of Processing are deemed to be Discount Option Receivables and treated as finance charge receivables, and collections received with respect to such receivables are treated as Finance Charge Collections. The remainder of such receivables are treated as principal receivables, and collections received with respect to such receivables are treated as Principal Collections.

The exercise of the discount option by the transferor results in a larger amount of finance charge receivables and a smaller amount of principal receivables, thereby reducing the likelihood that an early amortization event will occur with respect to the issuance trust’s series of notes due to insufficient Finance Charge Collections, but increasing the likelihood that the transferor will be required to transfer additional assets to the issuance trust. There is no guarantee that the account owner, the transferor or their affiliates would be able, or have enough receivables, to transfer to the issuance trust or the related master trusts or other securitization special purpose entities, or would be able to transfer additional collateral certificates to the issuance trust. This could result in an early amortization event with respect to the issuance trust’s series of notes and an acceleration of or reduction in payments on such notes. Pursuant to the transfer agreement, the transferor has the ability to change the Discount Option Percentage, subject to the satisfaction of certain conditions, including satisfaction of the Rating Agency Condition. The transferor may not change the Discount Option Percentage if an early amortization event has occurred and is continuing or if, as a result of that change, the transferor reasonably expects that an early amortization event would occur.

The following tables set forth the revenue experience for the Trust Portfolio and each Segment thereof for each indicated period. Revenue experience from Finance Charge Collections results from dividing Finance Charge Collections by the average principal receivables outstanding. The dollar amounts representing Finance Charge Collections in the tables below consist entirely of Discount Option Receivables and have been derived by applying a Discount Option Percentage of 3% (which is, as of the date of this report, the Discount Option Percentage under the transfer agreement) to historical monthly collections of receivables (excluding recoveries on charged-off receivables) in the accounts for each period shown. The average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. The actual revenue experience of the Trust Portfolio and each Segment thereof will vary month to month due to variations in accountholder charge and payment behavior. In addition, the transferor may change the Discount Option Percentage as described above. We cannot provide any assurance that the revenue experience for the Trust Portfolio or either Segment thereof in the future will be similar to the historical experience set forth below.

Revenue Experience of the Trust Portfolio

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$7,398,891		$7,617,593	$7,737,976	$5,817,104	$5,964,931	$6,246,678
Finance Charge Collections	$1,052,046		$2,571,336	$2,578,355	$2,015,198	$2,086,305	$2,146,751
Finance Charge Collections as a Percentage of Average Principal Receivables Outstanding	34.13	%(1)	33.76%	33.32%	34.64%	34.98%	34.37%

(1)	This percentage is an annualized figure.

Revenue Experience of the Consumer Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$6,422,231		$6,606,157	$6,688,015	$4,733,070	$4,811,967	$5,048,786
Finance Charge Collections	$908,602		$2,211,046	$2,213,096	$1,634,720	$1,678,858	$1,728,379
Finance Charge Collections as a Percentage of Average Principal Receivables Outstanding	33.95	%(1)	33.47%	33.09%	34.54%	34.89%	34.23%

(1)	This percentage is an annualized figure.

Revenue Experience of the Small Business Segment

(Dollars in Thousands)

	Five Months Ended May 31, 2019		Year Ended December 31,
			2018	2017	2016	2015	2014
Average Principal Receivables Outstanding	$976,660		$1,011,435	$1,049,961	$1,084,034	$1,152,964	$1,197,892
Finance Charge Collections	$143,444		$360,290	$365,260	$380,478	$407,447	$418,372
Finance Charge Collections as a Percentage of Average Principal Receivables Outstanding	35.25	%(1)	35.62%	34.79%	35.10%	35.34%	34.93%

(1)	This percentage is an annualized figure.

Principal Payment Rates

The accounts are designed for use as a method of payment for the purchase of merchandise and services and account balances generally are due in full each month. Therefore, accounts generally cannot be used by accountholders for the purpose of financing these purchases. In contrast to revolving credit plan products which do not require payment in full each month, the general requirement that account balances be paid in full each month creates a high monthly payment rate and, therefore, account balances turn over rapidly relative to charge volume.

The following tables set forth the highest and lowest accountholder monthly principal payment rates for the Trust Portfolio and each Segment thereof during any month in the period shown and the average accountholder monthly principal payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The actual monthly payment rate experience of the Trust Portfolio and each Segment thereof will vary month to month due to variations in accountholder charge and payment behavior.

The monthly principal payment rates for each month are calculated as the amount of payments from accountholders (excluding recoveries on charged-off receivables) received during the applicable month divided by the aggregate amount of receivables outstanding as of the beginning of the applicable month, normalized for a 30-day month by dividing the resulting rate by the actual number of days in the applicable month and multiplying the result by 30.

The definition of “Monthly Period” applicable to the American Express Issuance Trust II was amended in April 2015. As a result, the April 2015 Monthly Period included an additional three days of collections, in each case resulting in a monthly principal payment rate that was higher than would have been the case absent such amendment.

Accountholder Monthly Principal Payment Rates of the Trust Portfolio

	Five Months Ended May 31, 2019	Year Ended December 31,
		2018	2017	2016	2015		2014
Lowest Month	86.44%	85.34%	84.86%	87.10%	88.13%		86.13%
Highest Month	94.08%	93.74%	93.93%	95.73%	97.09%		93.46%
Monthly Average	89.83%	89.43%	88.68%	92.12%	91.89	%(1)	91.07%

(1)

Had the April 2015 Monthly Period not included the additional three days of collections resulting from the amendment to the definition of “Monthly Period” discussed above, the average monthly principal payment rate for the year ended December 31, 2015 would have been 91.78%.

Accountholder Monthly Principal Payment Rates of the Consumer Segment

	Five Months Ended May 31, 2019	Year Ended December 31,
		2018	2017	2016	2015		2014
Lowest Month	85.63%	84.66%	84.38%	87.03%	87.54%		85.79%
Highest Month	93.54%	93.24%	93.46%	95.21%	95.90%		93.21%
Monthly Average	89.15%	88.70%	88.09%	92.01%	91.67	%(1)	90.72%

(1)

Had the April 2015 Monthly Period not included the additional three days of collections resulting from the amendment to the definition of “Monthly Period” discussed above, the average monthly principal payment rate for the year ended December 31, 2015 would have been 91.55%.

Accountholder Monthly Principal Payment Rates of the Small Business Segment

	Five Months Ended May 31, 2019	Year Ended December 31,
		2018	2017	2016	2015		2014
Lowest Month	92.35%	89.95%	88.27%	87.41%	89.26%		87.73%
Highest Month	97.73%	98.59%	97.89%	100.31%	102.14%		95.78%
Monthly Average	94.42%	94.18%	92.46%	92.77%	92.84	%(1)	92.56%

(1)

Had the April 2015 Monthly Period not included the additional three days of collections resulting from the amendment to the definition of “Monthly Period” discussed above, the average monthly principal payment rate for the year ended December 31, 2015 would have been 92.75%.

The Receivables

As of May 31, 2019 the receivables in the accounts included in the Trust Portfolio totaled $7,844,665,679, comprised of $7,609,325,709 of principal receivables and $235,339,970 of finance charge receivables. As of May 31, 2019, the receivables in the accounts included in the Consumer Segment of the Trust Portfolio totaled $6,821,283,009, comprised of $6,616,644,518 of principal receivables and $204,638,490 of finance charge receivables. As of May 31, 2019, the receivables in the accounts included in the Small Business Segment of the Trust Portfolio totaled $1,023,382,671, comprised of $992,681,191 of principal receivables and $30,701,480 of finance charge receivables.

The following tables, together with the paragraphs under “— Composition by Geographic Distribution — Total Portfolio,” “— Consumer Segment,” and “— Small Business Segment,” summarize the Trust Portfolio and each Segment thereof by various criteria as of May 31, 2019. Because the future composition of the Trust Portfolio and each Segment thereof may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio or either Segment thereof at any specific time in the future.

Composition by Account Balance

Trust Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	53,830	1.36%	$(35,909,670)	(0.46)%
Zero Balance	1,283,621	32.43	0	0.00
$0.01 to $1,000	1,508,747	38.12	486,242,642	6.20
$1,000.01 to $5,000	788,976	19.93	1,810,145,372	23.07
$5,000.01 to $10,000	165,997	4.19	1,158,020,643	14.76
$10,000.01 to $15,000	59,970	1.52	730,514,693	9.31
$15,000.01 to $20,000	30,388	0.77	524,287,747	6.68
$20,000.01 to $30,000	28,981	0.73	703,307,973	8.97
$30,000.01 to $40,000	13,455	0.34	463,671,072	5.91
$40,000.01 to $50,000	7,338	0.19	326,810,298	4.17
$50,000.01 or More	16,727	0.42	1,677,574,910	21.38

Total	3,958,030	100.00%	$7,844,665,679	100.00%

The average account balance as of May 31, 2019 was $1,982 for all accounts and $2,933 for all accounts other than accounts with a zero balance as of that date.

Composition by Account Balance

Consumer Segment

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	51,960	1.38%	$(33,238,261)	(0.49)%
Zero Balance	1,214,351	32.21	0	0.00
$0.01 to $1,000	1,456,074	38.62	467,257,006	6.85
$1,000.01 to $5,000	753,178	19.98	1,726,075,676	25.30
$5,000.01 to $10,000	155,950	4.14	1,086,849,655	15.93
$10,000.01 to $15,000	55,358	1.47	673,946,764	9.88
$15,000.01 to $20,000	27,634	0.73	476,608,694	6.99
$20,000.01 to $30,000	25,722	0.68	623,536,341	9.14
$30,000.01 to $40,000	11,518	0.31	396,654,789	5.81
$40,000.01 to $50,000	6,169	0.16	274,674,293	4.03
$50,000.01 or More	12,387	0.33	1,128,918,050	16.55

Total	3,770,301	100.00%	$6,821,283,009	100.00%

The average account balance as of May 31, 2019 was $1,809 for all accounts in the Consumer Segment of the Trust Portfolio and $2,669 for all accounts in the Consumer Segment of the Trust Portfolio other than accounts with a zero balance as of that date.

Composition by Accounting Balance

Small Business Segment

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	1,870	1.00%	$(2,671,409)	(0.26)%
Zero Balance	69,270	36.90	0	0.00
$0.01 to $1,000	52,673	28.06	18,985,636	1.86
$1,000.01 to $5,000	35,798	19.07	84,069,697	8.21
$5,000.01 to $10,000	10,047	5.35	71,170,987	6.95
$10,000.01 to $15,000	4,612	2.46	56,567,929	5.53
$15,000.01 to $20,000	2,754	1.47	47,679,052	4.66
$20,000.01 to $30,000	3,259	1.74	79,771,632	7.79
$30,000.01 to $40,000	1,937	1.03	67,016,283	6.55
$40,000.01 to $50,000	1,169	0.62	52,136,005	5.09
$50,000.01 or More	4,340	2.31	548,656,859	53.61

Total	187,729	100.00%	$1,023,382,671	100.00%

The average account balance as of May 31, 2019 was $5,451 for all accounts in the Small Business Segment of the Trust Portfolio and $8,639 for all accounts in the Small Business Segment of the Trust Portfolio other than accounts with a zero balance as of that date.

Composition by Period of Delinquency

Trust Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current to 30 Days	3,942,946	99.62%	$7,793,097,956	99.34%
31 to 60 Days	6,474	0.16	19,986,444	0.25
61 to 90 Days	2,752	0.07	10,947,677	0.14
91 to 120 Days	2,345	0.06	8,266,383	0.11
121 to 150 Days	1,914	0.05	7,126,118	0.09
151 to 180 Days	1,596	0.04	5,235,687	0.07
181 or More Days	3	*	5,416	*

Total	3,958,030	100.00%	$7,844,665,679	100.00%

*	Indicates a number that is greater than zero but less than 0.005%.

Composition by Period of Delinquency

Consumer Segment

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current to 30 Days	3,756,237	99.63%	$6,777,459,311	99.36%
31 to 60 Days	5,904	0.16	16,855,242	0.25
61 to 90 Days	2,597	0.07	9,599,642	0.14
91 to 120 Days	2,200	0.06	6,766,266	0.10
121 to 150 Days	1,833	0.05	6,106,463	0.09
151 or 180 Days	1,527	0.04	4,490,670	0.07
181 or More Days	3	*	5,416	*

Total	3,770,301	100.00%	$6,821,283,009	100.00%

*	Indicates a number that is greater than zero but less than 0.005%.

Composition by Period of Delinquency

Small Business Segment

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current to 30 Days	186,709	99.46%	$1,015,638,645	99.24%
31 to 60 Days	570	0.30	3,131,202	0.31
61 to 90 Days	155	0.08	1,348,034	0.13
91 to 120 Days	145	0.08	1,500,117	0.15
121 to 150 Days	81	0.04	1,019,655	0.10
151 or 180 Days	69	0.04	745,017	0.07
181 or More Days	0	0.00	0	0.00

Total	187,729	100.00%	$1,023,382,671	100.00%

Composition by Account Age

Trust Portfolio

Account Age(1)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	0	0.00	0	0.00
18 Months to 23 Months	0	0.00	0	0.00
24 Months to 35 Months	0	0.00	0	0.00
36 Months to 47 Months	0	0.00	0	0.00
48 Months to 59 Months	50,133	1.27	111,967,606	1.43
60 Months to 71 Months	79,846	2.02	193,849,223	2.47
72 Months or More	3,828,051	96.72	7,538,848,851	96.10

Total	3,958,030	100.00%	$7,844,665,679	100.00%

(1)

For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Account Age

Consumer Segment

Account Age(1)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	0	0.00	0	0.00
18 Months to 23 Months	0	0.00	0	0.00
24 Months to 35 Months	0	0.00	0	0.00
36 Months to 47 Months	0	0.00	0	0.00
48 Months to 59 Months	50,133	1.33	111,967,606	1.64
60 Months to 71 Months	79,846	2.12	193,849,223	2.84
72 Months or More	3,640,322	96.55	6,515,466,180	95.52

Total	3,770,301	100.00%	$6,821,283,009	100.00%

(1)

For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Account Age

Small Business Segment

Account Age(1)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	0	0.00	0	0.00
18 Months to 23 Months	0	0.00	0	0.00
24 Months to 35 Months	0	0.00	0	0.00
36 Months to 47 Months	0	0.00	0	0.00
48 Months to 59 Months	0	0.00	0	0.00
60 Months to 71 Months	0	0.00	0	0.00
72 Months or More	187,729	100.00	1,023,382,671	100.00

Total	187,729	100.00%	$1,023,382,671	100.00%

(1)

For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Geographic Distribution

Trust Portfolio

As of May 31, 2019, approximately 16.11%, 14.22%, 10.82%, 8.81% and 6.29% of the receivables related to accountholders having billing addresses in New York, California, Florida, Texas and New Jersey, respectively. Not more than 4% of the receivables relate to accountholders having billing addresses in any other single state.

Composition by Geographic Distribution

Consumer Segment

As of May 31, 2019, of the receivables in the Consumer Segment of the Trust Portfolio, approximately 16.49%, 14.02%, 10.90%, 8.84% and 6.29% of such receivables related to accountholders having billing addresses in New York, California, Florida, Texas and New Jersey, respectively. Not more than 4% of such receivables relate to accountholders having billing addresses in any other single state.

Composition by Geographic Distribution

Small Business Segment

As of May 31, 2019, of the receivables in the Small Business Segment of the Trust Portfolio, approximately 15.52%, 13.56%, 10.33%, 8.60% and 6.23% of such receivables related to accountholders having billing addresses in California, New York, Florida, Texas and New Jersey, respectively. Not more than 4% of such receivables relate to accountholders having billing addresses in any other single state.

Composition by Standardized Credit Score

The following tables sets forth the composition of the accounts included in the Trust Portfolio and each Segment thereof by FICO®* score ranges. To the extent available, FICO scores are obtained at origination and monthly thereafter. A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess consumer credit risk. FICO risk scores rank-order consumers according to the likelihood that their credit obligations will be paid in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. The account owner does not use standardized credit scores, such as a FICO score, alone to determine the amount of charges that should be approved on a charge card account. Rather, a FICO score is only one of many factors used by AENB, as account owner, to assess an individual’s credit and default risk. In connection with its underwriting and authorization decisions, the account owner uses proprietary scoring models, which it generally has found to be more accurate predictors of credit and default risk than any single standardized credit score such as FICO. The use of proprietary models also enables the account owner to extend credit to an accountholder with a lower FICO score without changing the account owner’s risk tolerance than would be the case if the account owner relied solely on FICO. The FICO scores presented below should not be used alone as a method of forecasting whether accountholders will make payments in accordance with the terms of their accounts. References to “Receivables Outstanding” in the following tables include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio and each Segment thereof may change over time, this table is not necessarily indicative of the composition of the Trust Portfolio or either Segment thereof at any specific time in the future.

Composition by Standardized Credit Score(1)

Trust Portfolio

FICO Score Range	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than 560	$29,087,873	0.37%
560-659	347,633,231	4.43
660-699	568,489,206	7.25
700-759	1,950,802,040	24.87
760 & above	4,928,303,693	62.82
Refreshed FICO Unavailable	20,349,637	0.26

Total	$7,844,665,679	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.
*	FICO® is a federally registered servicemark of Fair Isaac Corporation.

Composition by Standardized Credit Score(1)

Consumer Segment

FICO Score Range	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than 560	$26,193,135	0.38%
560-659	310,962,869	4.56
660-699	500,002,014	7.33
700-759	1,691,508,795	24.80
760 & above	4,284,644,518	62.81
Refreshed FICO Unavailable	7,971,678	0.12

Total	$6,821,283,009	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

Composition by Standardized Credit Score(1)

Small Business Segment

FICO Score Range	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than 560	$2,894,738	0.28%
560-659	36,670,362	3.58
660-699	68,487,192	6.69
700-759	259,293,245	25.34
760 & above	643,659,175	62.90
Refreshed FICO Unavailable	12,377,958	1.21

Total	$1,023,382,671	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

Static Pool Information

The Trust Portfolio is comprised of receivables arising in designated American Express consumer and small business charge accounts owned by AENB.

The following tables present charge-off, delinquency, payment rate and revenue experience of the Trust Portfolio although, as described below, no accounts in the Small Business Segment of the Trust Portfolio are reflected. Due to the nature of the receivables, the following tables do not include information relating to (i) prepayments, because the concept of prepayments is not an applicable consideration beyond payment rate data, which is provided, or (ii) standardized credit scores, because credit decisions are being made on an ongoing basis based on continuously evolving obligor credit scores.

Data is presented in the following tables in separate increments based on the calendar year of origination of the accounts, each an “Origination Period.” As used in the tables, the date of origination of an account is generally either the date the account became effective or was first used. Data is presented for the five most recent Origination Periods and for the portion of the current Origination Period ended May 31, 2019. Therefore, the tables only present data for accounts in the Trust Portfolio that were originated in 2014 or later. However, the only accounts in the Trust Portfolio with dates of origination during the Origination Periods presented are accounts that were included in the account addition that occurred in December 2016. None of the accounts included in the account addition in December 2016 had a date of origination later than 2014, and none of those accounts was a small business charge account. As a result, the following tables only reflect accounts in the Consumer Segment of the Trust Portfolio with dates of origination in 2014; the following tables do not reflect any accounts in the Small Business Segment of the Trust Portfolio, nor do they reflect any accounts with dates of origination in 2015 or later.

In the following tables, the account aging shows activity through the indicated age of the account (e.g., 0-12 months, 13-24 months), which is referred to in this report as the “performance period.” The highlighted data is based on a full 12 months of activity for all accounts in the applicable Origination Segment and, therefore, will not change in future disclosures unless the transferor designates Additional Accounts for inclusion in the Trust.

As of May 31, 2019, the accounts reflected in the following tables had receivables outstanding that were approximately 2.48% of the total receivables outstanding in the Trust Portfolio at such date. As of May 31, 2019, the accounts reflected in the following tables had receivables outstanding that were approximately 2.85% of the total receivables outstanding in the Consumer Segment of the Trust Portfolio at such date. As discussed above, the following tables do not reflect any accounts in the Small Business Segment of the Trust Portfolio or any accounts with dates of origination before 2014. Because the accounts reflected in the following tables do not include any accounts in the Small Business Segment of the Trust Portfolio and include only a portion of the Consumer Segment of the Trust Portfolio, the overall performance of the receivables in the Trust Portfolio and the Consumer Segment may be different from the performance reflected in the tables below. There can be no assurance that the performance of receivables in the future will be similar to the historical experience set forth below.

Gross Charge-Off Rates

Total gross charge-offs for any Origination Period include charge-offs of principal receivables only, and do not include any charge-offs of finance charge receivables or the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. The gross charge-off rate, which is an annualized percentage, results from dividing total gross charge-offs by the average month-end receivables for each month in the applicable performance period, which is referred to in this report as the “average receivables outstanding.”

Gross Charge-Off Rate of the

Consumer Segment

As of Date: May 31, 2019

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2019 Origination	—
2018 Origination	—	—
2017 Origination	—	—	—
2016 Origination	—	—	—	—
2015 Origination	—	—	—	—	—
2014 Origination	0.18%	0.20%	1.15%	3.93%	3.30%	5.12%

Net Charge-Off Rates

Total net charge-offs for any Origination Period are an amount equal to total gross charge-offs minus total recoveries. The net charge-off rate, which is an annualized percentage, results from dividing total net charge-offs by the average receivables outstanding.

Net Charge-Off Rate of the

Consumer Segment

As of Date: May 31, 2019

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2019 Origination	—
2018 Origination	—	—
2017 Origination	—	—	—
2016 Origination	—	—	—	—
2015 Origination	—	—	—	—	—
2014 Origination	0.16%	0.17%	1.10%	3.81%	3.24%	5.21%

30 Days+ Delinquency Rates

The 30 Days+ Delinquency Rate (i.e., accounts 31 days or more delinquent) is the result of dividing the average of the month-end delinquent amounts for each month in the applicable performance period by the average receivables outstanding.

30 Days+ Delinquency Rate of the

Consumer Segment

As of Date: May 31, 2019

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2019 Origination	—
2018 Origination	—	—
2017 Origination	—	—	—
2016 Origination	—	—	—	—
2015 Origination	—	—	—	—	—
2014 Origination	0.36%	0.43%	1.12%	2.12%	1.86%	1.48%

Monthly Payment Rates

The monthly payment rate results from dividing total collections received (excluding recoveries on charged-off receivables) during each month by that month’s opening total receivables balance.

Accountholder Monthly Payment Rates of the

Consumer Segment

As of Date: May 31, 2019

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2019 Origination	—
2018 Origination	—	—
2017 Origination	—	—	—
2016 Origination	—	—	—	—
2015 Origination	—	—	—	—	—
2014 Origination	122.83%	110.68%	99.59%	91.71%	92.36%	96.18%

Revenue Experience

The percentages set forth in the tables below, which are annualized percentages, result from dividing Finance Charge Collections by the average receivables outstanding. Finance Charge Collections include Discount Option Receivables.

Revenue Experience of the

Consumer Segment

As of Date: May 31, 2019

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2019 Origination	—
2018 Origination	—	—
2017 Origination	—	—	—
2016 Origination	—	—	—	—
2015 Origination	—	—	—	—	—
2014 Origination	42.12%	41.71%	37.31%	34.53%	34.74%	35.78%

Glossary of Terms

“Additional Accounts” means any Eligible Accounts designated to be included in the Portfolio of the issuance trust and whose receivables are transferred to the issuance trust.

“AENB” means American Express National Bank, a national banking association.

“Business Day” is any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or any other state in which the principal executive office of the account owner or the indenture trustee are authorized or obligated by law, executive order or governmental decree to be closed.

“Consumer Segment” has the meaning described in “The Trust Portfolio — General” in this report.

“Date of Processing” means, for any transaction or receipt of collections, the Business Day after such transaction or receipt is first output, in written form pursuant to the servicer’s usual and customary data processing procedures, from the servicer’s computer file of accounts comparable to the accounts in the issuing entity’s Portfolio (regardless of the effective date of recordation).

“Defaulted Receivables” means, for any Monthly Period, principal receivables that were charged off as uncollectible in such Monthly Period in accordance with the account guidelines and the applicable servicer’s customary and usual servicing procedures for servicing receivables comparable to the receivables. For purposes of this definition, a principal receivable in any account becomes a Defaulted Receivable on the Date of Processing it is recorded as charged-off on such servicer’s computer file of accounts.

“Discount Option Percentage” means the fixed or variable percentage, designated by the transferor from time to time, of the amount of receivables existing and arising in all or any specified portion of the accounts in the issuing entity’s Portfolio on and after the date such designation becomes effective to be deemed Discount Option Receivables and treated as finance charge receivables, with collections received with respect to such receivables treated as Finance Charge Collections.

“Discount Option Receivables” means on any Date of Processing occurring in any Monthly Period following the Monthly Period in which a discount option date occurs, the product of (a) the Discount Option Percentage and (b) Receivables received on such Date of Processing.

“Eligible Accounts” means a charge account established pursuant to an account agreement and owned by the account owner and its successors and permitted assigns which, as of the respective selection date, is a charge account:

•	in existence and maintained by the account owner or such successors or assigns;

•	is payable in United States dollars;

•	has not been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency;

•	has not been sold or pledged to any other party except for any other account owner that has entered into a receivables purchase agreement or the transferor;

•

does not have receivables which have been sold or pledged to any other party other than American Express Credit Corporation, TRS or any transferor pursuant to the applicable receivables purchase agreement;

•

has an accountholder who has provided as his or her most recent billing address an address located in the United States, its territories or possessions or a United States military address (provided, however, that, at any time, up to 3% of the aggregate amount of receivables may have accountholders who have provided as their most recent billing addresses, addresses outside of such jurisdictions);

•	has not been identified as an account with respect to which the related card has been lost or stolen (if such account is a charge card account); and

•

does not have receivables that are Defaulted Receivables and does not have any receivables that have been identified by the servicer as having been incurred as a result of fraudulent use of any related charge product.

Eligible Accounts may include accounts, the receivables of which have been written off or which have been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency, in each case as of the applicable selection date; provided that:

•	the balance of all receivables included in such accounts is reflected on the books and records of the account owner (and is treated for purposes of the transfer agreement) as “zero,” and

•	charging privileges with respect to all such accounts have been canceled in accordance with the account guidelines.

“Finance Charge Collections” means, for any Monthly Period, the sum of:

•

with respect to receivables included in the issuance trust, collections of finance charge receivables (including collections received with respect to Discount Option Receivables, if any, for such Monthly Period) received by the servicer on behalf of the issuing entity;

•

with respect to a collateral certificate included in the issuance trust, collections of finance charge receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period;

•

any amounts received by the issuer designated as Finance Charge Collections pursuant to the servicing agreement, the transfer agreement, the indenture or the indenture supplement for such Monthly Period; and

•	the amount of investment earnings (net of losses and investment expenses), if any, on amounts in deposit in the collection account and the excess funding account for such Monthly Period.

“Monthly Period” means, with respect to each Payment Date, the calendar month immediately preceding such Payment Date.

“Origination Period” has the meaning described in “Static Pool Information” in this report.

“Payment Date” means, with respect to a series of the issuance trust’s notes, the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Portfolio” means (i) with respect to the issuing entity, certain accounts selected from a portfolio of accounts owned by AENB or any of its affiliates and included in the issuance trust based on the eligibility criteria specified in the transfer agreement and (ii) with respect to any master trust or other securitization special purpose entity which has issued a collateral certificate included in the issuance trust, certain accounts selected from a portfolio of accounts owned by AENB or any of its affiliates and included in that master trust or other securitization special purpose entity based on the eligibility criteria specified in the applicable trust agreement or pooling and servicing agreement.

“Principal Collections” means, with respect to any Monthly Period,

•	with respect to receivables, collections other than those designated as Finance Charge Collections on designated accounts for such Monthly Period;

•

with respect to a collateral certificate, collections of principal receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period; and

•

the amount of funds withdrawn from the excess funding account for such Monthly Period which are required to be deposited into the collection account and treated as Principal Collections during an accumulation period or an amortization period pursuant to the indenture.

“Rating Agency Condition” means, for any series, class or tranche of notes, with respect to any action subject to such condition, (i) that each rating agency then rating any outstanding series, class or tranche of notes shall have notified the issuing entity, the transferor or the servicer in writing that the proposed action will not result in a reduction or withdrawal of its ratings on any outstanding notes of any series, class or tranche or (ii) if at such time the rating agency has informed the issuing entity, the transferor or the servicer that such rating agency does not provide such written notifications for transactions of this type, then as to such rating agency the issuing entity shall deliver written notice of the proposed action to such rating agency at least 10 Business Days prior to the effective date of such action (or such shorter as permitted under the indenture).

“Segment” has the meaning described in “The Trust Portfolio — General” in this report.

“Small Business Segment” has the meaning described in “The Trust Portfolio — General” in this report.

“Total Portfolio” means the portfolio of consumer and small business charge accounts owned by AENB or any of its affiliates from which the accounts designated to be included in the Trust Portfolio are selected and, in the future, may include other charge accounts or products owned by AENB or other account owners.

“TRS” means American Express Travel Related Services Company, Inc., a New York corporation.

“Trust Portfolio” means the initial accounts and any Additional Accounts selected from the Total Portfolio to have their receivables included in the issuance trust based on the eligibility criteria specified in the receivables purchase agreements and the transfer agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Depositor of the Trust

By:	/s/ David J. Hoberman
Name:	David J. Hoberman
Title:	President

Date: June 21, 2019